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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 26, 2004





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


           Minnesota                        0-25620               41-1459569
-------------------------------    -----------------------   -------------------
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
           incorporation)                                    Identification No.)


                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (218) 327-3434


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under  the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.

                  On October 26, 2004, A.S.V., Inc. ("ASV") issued a press release disclosing its financial results for the three months and nine months ended September 30, 2004. In addition, the press release contained information regarding a conference call to be held October 26, 2004 during which ASV intends to discuss its financial results for the three months and nine months ended September 30, 2004 and its outlook for the balance of fiscal 2004.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

Item 9.01         Financial Statements and Exhibits.

                  c.           Exhibits

                  The following exhibit is being furnished herewith

                  Exhibit      Description of Exhibit
                  -------      ----------------------

                   99          Press release dated October 26, 2004


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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2004


                                               A.S.V., Inc.


                                               By: /s/ Gary Lemke
                                                   -----------------------------
                                                   Its: Chief Executive Officer






                                  EXHIBIT INDEX


          Exhibit     Description of Exhibit
          -------     ----------------------

             99       Press release dated October 26, 2004